UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                     November 30, 2004 (November 23, 2004)

                                Innovo Group Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-18926                                            11-2928178
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(Commission File Number)                       (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California                        90040
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   (Address of Principal Executive Offices)                        (Zip Code)

                                 (323) 725-5516
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Activities

         On November 23, 2004, the Registrant's Board of Directors authorized and approved management's plan to dispose of the remaining assets of its craft and accessories subsidiary, Innovo Inc. Management's plan of disposal includes the sale of the craft assets, including its relationships with its craft customers and remaining craft inventory. As previously discussed in its Quarterly Report on Form 10-Q for the nine months ended August 28, 2004 filed with the Securities and Exchange Commission on October 12, 2004, the Registrant has terminated its remaining accessories licenses for Fetish(TM) and Bongo(R) branded accessories and ceased taking orders for its private label accessories. This approval by the Registrant's Board of Directors to discontinue craft and accessory operations is consistent with and furthers the Registrant's previously disclosed intentions to focus its principal business activities in branded and private label denim and denim related apparel.

         At the time of the filing of this Current Report on Form 8-K, management has not entered into any material definitive agreement regarding the sale or disposal of the Innovo Inc. assets.

         The Registrant undertakes to amend this Current Report on Form 8-K upon the occurrence of events associated with the sale or disposal of Innovo Inc.'s assets.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INNOVO GROUP INC.
                                        (Registrant)

Date:  November 30, 2004                By: /s/ Samuel J. Furrow, Jr.
                                           -------------------------------------
                                            Samuel J. Furrow, Jr.
                                            Chief Executive Officer and Director
                                            (Principal Executive Officer)


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